                                                                   Exhibit 10.44

                                 AMENDMENT NO. 4

                          TO INTERCONNECTION AGREEMENT

                                 BY AND BETWEEN

                       SOUTHWESTERN BELL TELEPHONE COMPANY

                                       AND

                         BIRCH TELECOM OF MISSOURI, INC.

         The Interconnection Agreement ("the Agreement") by and between Southwestern Bell Telephone Company ("SWBT") and Birch Telecom of Missouri, Inc. ("CLEC") is hereby amended as follows:

         (1) Amendment DSL is hereby modified.

         (2) This Amendment shall not modify or extend the Effective Date or Term of the underlying Agreement, but rather, shall be coterminous with such Agreement.

         (3) EXCEPT AS MODIFIED HEREIN, ALL OTHER TERMS AND CONDITIONS OF THE UNDERLYING AGREEMENT SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT, and such terms are hereby incorporated by reference and the Parties hereby reaffirm the terms and provisions thereof.

         (4) This Amendment shall be filed with and is subject to approval by the Public Utility Commission and shall become effective ten (10) days following approval by such Commission.

         IN WITNESS WHEREOF, this Amendment to the Agreement was exchanged in triplicate on this ______ day of __________, 2000, by SWBT, signing by and through its duly authorized representative, and CLEC, signing by and through its duly authorized representative.

BIRCH TELECOM OF MISSOURI, INC.         SOUTHWESTERN BELL TELEPHONE COMPANY
                                        BY SBC TELECOMMUNICATIONS, INC.,
                                        ITS AUTHORIZED AGENT

By:      Gregory C. Lawhon              By:      O. R. Stanley
     -------------------------------         ----------------------------------

Title:   Senior Vice President          Title:   President - Industry Markets
        ----------------------------
Name:       Gregory C. Lawhon           Name:         O. R. Stanley
       -----------------------------           --------------------------------
              (Print or Type)                        (Print or Type)

Date:    12/6/00                        Date:    12/14/00
       -----------------------------           --------------------------------

*On January 25, 1999, the United States Supreme Court issued its opinion in AT&T CORP. V. IOWA UTILITIES BOARD, 119 S. Ct. 721 (1999) and on June 1, 1999, the United States Supreme Court issued its opinion in AMERITECH V. FCC, No. 98-1381, 1999 WL 116994, 1999 Lexis 3671 (June 1, 1999). In addition, on July 18, 2000, the United States Court of Appeals for the Eighth Circuit issued its opinion in IOWA UTILITIES BOARD V. FCC, No. 96-3321, 2000 Lexis 17234 (July 18, 1999). In addition, on November 5, 1999, the FCC issued its Third Report and Order and Fourth Further Notice of Proposed Rulemaking in CC Docket No. 96-96 (FCC 99-238), including the FCC's Supplemental Order issued IN THE MATTER OF THE LOCAL COMPETITION PROVISIONS OF THE TELECOMMUNICATIONS ACT OF 1996, in CC Docket No. 96-98 (FCC 99-370) (rel. November 24, 1999), portions of which become effective thirty (30) days following publication of such Order in the Federal Register (February 17, 2000) and other portions of which become effective 120 days following publication of such Order in the Federal Register (May 17, 2000). By executing this amendment SWBT does not waive any of its rights, remedies or arguments with respect to such decisions and any remands thereof, including its right to seek legal review or a stay of such decisions, or its rights under
Section 3 of the Interconnection Agreement between Birch Telecom of Missouri Inc. and Southwestern Bell Telephone Company.